UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

PATHFINDER ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40074	98-1575384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 University Avenue, Suite 350

Palo Alto, CA 94303

(Address of Principal Executive Offices) (Zip Code)

(650) 321-4910

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 8, 2023, Pathfinder Acquisition Corporation (“Pathfinder” or, the “Company” and, following consummation of the Business Combination (as defined below), “New Movella”) held its extraordinary general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the proposed business combination (the “Business Combination”) by and among the Company, Motion Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pathfinder (“Merger Sub”), and Movella Inc., a Delaware corporation (“Movella”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to shareholders on or about January 18, 2023 (the “Proxy Statement”). Each proposal (individually a “Proposal”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement.

As of the close of business on January 13, 2023, the record date for the Meeting, there were approximately 32,500,000 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 8,125,000 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “Pathfinder Shares”), outstanding. A total of 30,314,814 Pathfinder Shares, representing approximately 74.62% of the outstanding Pathfinder Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal - To consider and vote upon a proposal to approve and adopt, by ordinary resolution, the Business Combination Agreement, dated as of October 3, 2022 (as may be amended, supplemented, or otherwise modified from time to time) (the “Business Combination Agreement”), by and among Pathfinder, Merger Sub and Movella:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
27,347,412	2,967,399	3	N/A

The Business Combination Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

2. The Domestication Proposal - To consider and vote upon a proposal to approve, by special resolution, the Domestication (as defined in the Proxy Statement):

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
27,347,412	2,967,399	3	N/A

The Domestication Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

3. The Charter Amendment Proposal - To consider and vote upon a proposal to approve and adopt, by special resolution, the Proposed Certificate of Incorporation and Proposed Bylaws (as each term is defined in the Proxy Statement):

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
26,715,837	3,598,974	3	N/A

The Charter Amendment Proposal was approved, having received “for” votes from a majority of at least two-thirds of votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

4. Advisory Governing Documents Proposals - To consider and vote upon the following four (4) separate resolutions, each as an ordinary resolution and on a non-binding advisory basis, to approve the following material differences between the Existing Governing Documents (as defined in the Proxy Statement) and the Proposed Certificate of Incorporation the Proposed Bylaws upon the Domestication.

A.

Advisory Governing Documents Proposal A - To consider and vote upon a proposal to approve, by a non-binding advisory resolution, the change in the authorized share capital of Pathfinder from (i) US$33,100.00 divided into 300,000,000 Class A ordinary shares, par value $0.0001 per share, 30,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) US$9,200 divided into 900,000,000 shares of common stock, par value $0.00001 per share, of New Movella, and 20,000,000 shares of preferred stock, par value $0.00001 per share, of New Movella:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
22,986,141	7,328,670	3	N/A

Advisory Governing Documents Proposal A was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

B.

Advisory Governing Documents Proposal B - To consider and vote upon a proposal to approve, by a non-binding advisory resolution, the authorization to the New Movella Board (as defined in the Proxy Statement) to issue any or all shares of New Movella Preferred Stock (as defined in the Proxy Statement) in one or more classes or series:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
22,354,567	7,960,244	3	N/A

Advisory Governing Documents Proposal B was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

C.

Advisory Governing Documents Proposal C - To consider and vote upon a proposal to approve, by a non-binding advisory resolution, the removal of the ability of New Movella stockholders to take action by written consent in lieu of a meeting be approved:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
25,516,037	4,798,774	3	N/A

Advisory Governing Documents Proposal C was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

D.

Advisory Governing Documents Proposal D - To consider and vote upon a proposal to approve, by a non-binding advisory resolution, the amendment and restatement of the Existing Governing Documents and all other changes necessary or, as mutually agreed in good faith by Pathfinder and Movella, desirable in connection with the replacement of Existing Governing Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
22,986,171	7,328,600	43	N/A

Advisory Governing Documents Proposal D was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

5. The Nasdaq Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, for the purposes of complying with Nasdaq Listing Rule 5635(a), (b) and (d), the issuance of shares of New Movella Common Stock (as defined in the Proxy Statement):

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
27,347,452	2,967,359	3	N/A

The Nasdaq Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

6. The Stock Incentive Plan Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, the Movella Holdings Inc. 2022 Stock Incentive Plan:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
23,554,438	6,760,373	3	N/A

The Stock Incentive Plan Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

7. The ESPP Proposal - To consider and vote upon a proposal to approve and adopt, by ordinary resolution, the Movella Holdings Inc. 2022 Employee Stock Purchase Plan:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions	Ordinary Shares Broker Non-Votes
24,185,801	6,129,000	13	N/A

The ESPP Proposal was approved, having received “for” votes from at least a majority of the votes cast by the holders of the Pathfinder Shares represented in person or by proxy and entitled to vote at the Meeting.

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the Meeting, and subject to the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the Business Combination is expected to be consummated on February 10, 2023. Following the consummation of Business Combination, the common stock and warrants of New Movella are expected to begin trading on the Nasdaq Stock Market under the symbols “MVLA” and “MVLAW,” respectively, on February 13, 2023.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 28,961,090 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.18 per share, for an aggregate redemption amount of $294.8 million.

Following such redemptions, 3,538,910 Class A ordinary shares remain outstanding, representing $36.2 million cash in trust that will be available to New Movella upon closing of the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K (this “Report”) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Business Combination between Movella and Pathfinder. This Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities of Pathfinder or Movella, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Business Combination, Pathfinder filed a registration statement on Form S-4 (File No. 333-268068) (the “Registration Statement”) with the SEC on October 31, 2022, which includes the Proxy Statement that was distributed to holders of Pathfinder’s ordinary shares in connection with Pathfinder’s solicitation of proxies for the vote by Pathfinder’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Movella’s shareholders in connection with the Business Combination. On January 13, 2023, the SEC declared the Registration Statement effective. On January 18, 2023, Pathfinder commenced mailing the Proxy Statement to holders of its ordinary shares as of January 13, 2023, the record date to be established for voting on the Business Combination. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they contain important information about Pathfinder, Movella, and the Business Combination. Investors and security holders may obtain free copies of the Registration Statement, preliminary proxy statement/prospectus, definitive proxy statement/prospectus and other documents filed with the SEC by Pathfinder through the website maintained by the SEC at http://www.sec.gov. The documents filed by Pathfinder with the SEC also may be obtained free of charge at Pathfinder’s website at www.pathfinderacquisition.com or upon written request to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303.

Cautionary Statement Regarding Forward Looking Statements

This Report contains “forward-looking statements” regarding Pathfinder, Movella, and the combined company. Statements in this Report that are not historical in nature may constitute forward-looking statements. In addition, any statements that refer to Pathfinder’s, Movella’s, or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, performance, projections, forecasts, or estimates, including with respect to financial or other performance or valuation metrics or market size or opportunity, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of Pathfinder’s or Movella’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report include, but are not limited to, statements regarding the following: Pathfinder’s or Movella’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future; the anticipated timing of the closing of the Business Combination and the transactions contemplated thereby; the statements relating to the Francisco Partners financing, including the funds to be provided in connection therewith.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Pathfinder’s or Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Although each of Pathfinder and Movella believes that it has a reasonable basis for each forward-looking statement contained in this Report, each of Pathfinder and Movella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These risks and uncertainties include, but are not limited to, the following: (i) Pathfinder’s and Movella’s ability to complete the Business Combination, including the Francisco Partners financing, during the anticipated timeframe or at all; (ii) Movella’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the Business Combination; (iii) the funds in the trust account being available to Pathfinder or the combined company; (iv) Pathfinder’s or the combined company’s ability to obtain additional financing to complete the Business Combination; (v) Pathfinder’s public securities’ liquidity and trading and those of the combined company; (vi) the lack of a market for Pathfinder’s or the combined company’s securities; (vii) the use of funds not held in the trust account or available to Pathfinder from interest income on the trust account balance; (viii) the trust account not being subject to claims of third parties; (ix) general economic conditions and Movella’s financial performance; (x) the impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises; (xi) the number of Pathfinder shareholders voting against the business combination proposal; (xii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (xiii) the ability to achieve and maintain the listing of the combined company’s shares on a national securities exchange following the business combination; (xiv) changes adversely affecting the businesses in which Movella is engaged; (xv) management of growth; (xvi) Movella’s ability to execute on its business strategy and plans; (xvii) the result of future financing efforts; and (xviii) risks related to regulatory matters, as well as the factors described under the heading “Risk Factors” in Pathfinder’s Annual Report on Form 10-K for the year ended December 31, 2021, Pathfinder’s registration statement on Form S-1 (File No. 333-252498), the registration statement on Form S-4 discussed above, and other documents filed by Pathfinder from time to time with the SEC.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pathfinder nor Movella presently know or that Pathfinder and Movella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pathfinder’s and Movella’s expectations, plans or forecasts of future events and views as of the date of this Report. Pathfinder and Movella anticipate that subsequent events and developments will cause Pathfinder’s and Movella’s assessments to change. However, while Pathfinder and Movella may elect to update these forward-looking statements at some point in the future, Pathfinder and Movella specifically disclaim any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Pathfinder’s and Movella’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pathfinder Acquisition Corporation
February 9, 2023

	By:	/s/ David Chung
	Name:	David Chung
	Title:	Chief Executive Officer